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                                                                   Exhibit 10.20

                    SECOND AMENDMENT TO INVESTMENT AGREEMENT

         This SECOND AMENDMENT TO INVESTMENT AGREEMENT (the "Second Amendment") is made between CIAO LIMITED, INC., an Ohio corporation (the "Company"), and BLUE CHIP CAPITAL FUND LIMITED PARTNERSHIP, a Delaware limited partnership ("Blue Chip") effective as of November 15, 1996.

                                   RECITALS:

         WHEREAS, the parties entered into an Investment Agreement dated as of August 1, 1996 (the "Agreement"), as amended effective September 15, 1996 (the "First Amendment") on the terms contained therein;

         WHEREAS, the parties desire to amend the Agreement and the First Amendment on the terms contained herein;

         NOW, THEREFORE, the parties agree as follows:

         1. Paragraph 1 of the First Amendment is hereby deleted and the following new Paragraph 1 is substituted in lieu thereof:

                  "1.      The Company hereby confirms that Blue Chip shall be
                  entitled to sell up to 75,000 shares in the over- allotment option of the initial public offering (as referenced in the Agreement)."

         2. Except as amended hereby, the Agreement shall remain in full force and effect.

                                            BLUE CHIP CAPITAL FUND LIMITED
                                            PARTNERSHIP

                                            By:  Blue Chip Venture Company, its
                                                 General Partner

                                            By:  /s/ John H. Wyant
                                                 ---------------------------
                                            Name:     John H. Wyant
                                            Title:    President


                                            CIAO LIMITED, INC.

                                            By:  /s/ Carl A. Bruggemeier
                                                 ---------------------------
                                                 Carl A. Bruggemeier
                                                 President